   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 14, 2001
                                                  REGISTRATION NO. 333- ________
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                            RAINING DATA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

              DELAWARE                                        94-3046892
 (State or Other Jurisdiction of                           (I.R.S. Employer
  Incorporation or Organization)                        Identification Number)

                              17500 CARTWRIGHT ROAD
                            IRVINE, CALIFORNIA 92614
                                 (949) 442-4400
                    (Address of Principal Executive Offices)

                        2001 EMPLOYEE STOCK PURCHASE PLAN
                              (Full Title of Plan)
                         -------------------------------
                                 CARLTON H. BAAB
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              17500 CARTWRIGHT ROAD
                            IRVINE, CALIFORNIA 92614
                     (Name and Address of Agent for Service)

                                 (949) 442-4400
          (Telephone Number, Including Area Code, of Agent For Service)

                                    Copy to:

                            Steven E. Bochner, Esq.
                             Matthew Sonsini, Esq.
                      Wilson Sonsini Goodrich & Rosati, PC
                               650 Page Mill Road
                            Palo Alto, CA 94304-1050
                                 (650) 493-9300

                         -------------------------------
                         CALCULATION OF REGISTRATION FEE

===============================================================================================
   TITLE OF EACH CLASS OF       AMOUNT TO        MAXIMUM       PROPOSED MAXIMUM      AMOUNT OF
         SECURITIES           BE REGISTERED   OFFERING PRICE  AGGREGATE OFFERING   REGISTRATION
      TO BE REGISTERED             (1)         PER UNIT (3)        PRICE (3)           FEE
-----------------------------------------------------------------------------------------------
Common Stock, $0.10 par
value per share              1,000,000
                             shares (2)            $3.41          $3,410,000         $814.99
===============================================================================================

(1) Pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement includes an indeterminate number of additional shares which may be offered and issued to prevent dilution from stock splits, stock dividends or similar transactions as provided in the above-referenced plan.

(2) This total represents the amount of shares authorized to be issued under the Registrant's 2001 Employee Stock Purchase Plan.

(3) Estimated solely for the purpose of calculating the registration fee. Pursuant to Rule 457(c) and Rule 457(h) under the Securities Act, the proposed maximum offering price per share and the proposed maximum aggregate offering price have been determined on the basis of $3.41 per share (8% of the average of the high and low prices reported on the Nasdaq SmallCap Market on December 10, 2001). Pursuant to the 2001 Employee Stock Purchase Plan, shares are sold at 85% of the lesser of the fair market value of such shares on the first day of each offering period or the last day of each offering period.

================================================================================

                                     PART I
                           INFORMATION REQUIRED IN THE
                            SECTION 10(a) PROSPECTUS

        The documents containing the information specified in this Part I of Form S-8 (plan information and registrant information and employee plan annual information) will be sent or given to employees as specified by Securities and Exchange Commission Rule 428(b)(1). Such documents need not be filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Part II of this Form S-8, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act of 1933, as amended (the "Securities Act").

                                     PART II
                           INFORMATION REQUIRED IN THE
                             REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

        The following documents filed by the Registrant with the Commission are incorporated by reference herein:

        a. The Registrant's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001 which includes audited financial statements for the Registrant's latest fiscal year.

        b. The Registrant's Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 2001 and September 30, 2001, and all other reports filed by the Registrant pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the end of the fiscal year covered by the audited financial statements described in (a) above.

        c. The description of the Registrant's Common Stock contained in the Registrant's Statement on Form 8-A, filed December 22, 1987 under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

        All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement, and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF SECURITIES.

        Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

        Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

        Under Section 145 of the Delaware General Corporation Law, the Registrant has broad powers to indemnify its directors and officers against liabilities that they may incur in such capacities, including liabilities under the Securities Act.

        The Registrant's Restated Certificate of Incorporation, as amended, provides that no director of the Registrant will be held personally liable for monetary damages for breach of the fiduciary duty as a director, provided that a director may be liable (a) for any breach of the director's duty of loyalty to the corporation or its stockholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) for any violation of Section 174 of the Delaware General Corporation Law; or (d) for any transaction from which the director derived an improper personal benefit. The Registrant's Bylaws, as amended, provide for mandatory indemnification of its directors and executive officers, to the fullest extent permissible under Delaware law.

        In addition, the Registrant has a policy of entering into indemnification agreements with its directors and certain of its executive officers that require the Registrant to indemnify such persons against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the Registrant, which approval shall not be unreasonably withheld) actually and reasonably incurred in connection with any proceeding, whether actual or threatened, pending or completed action, suit, proceeding or any alternative dispute resolution mechanism, whether civil, criminal, administrative or investigative to which any such person may be made a party by reason of the fact that such person is or was a director or officer of the Registrant, provided such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Registrant and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The indemnification agreements also set forth certain procedures that will apply in the event of a claim for indemnification thereunder.

        The Registrant has obtained a policy of directors' and officers' liability insurance that insures the Registrant's directors and officers against the cost of defense, settlement or payment of a judgement under certain circumstances.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

        Not applicable.

ITEM 8. EXHIBITS.

        4.1 Restated Certificate of Incorporation dated September 17, 1997 as amended and corrected of the Registrant (included as Exhibit
               3.1 to the Registrant's Form 8-K filed with the Commission on June 16, 1998 and incorporated herein by reference).

        4.2 Certificate of Amendment of Certificate of Incorporation of the Registrant dated February 9, 1999 (included as Exhibit 3.2 to the Registrant's Form 10-KSB filed with the Commission on July 7, 1999 and incorporated herein by reference).

        4.3 Certificate of Designation dated March 31, 1999 as corrected (included as Exhibit 3.1 to the Registrant's Form 8-K filed with the Commission on April 5, 1999 and incorporated herein by reference).

        4.4 Certificate of Amendment of Restated Certificate of Incorporation of the Registrant dated November 29, 2000 (included as Exhibit 3.1 to the Registrant's Form 10-QSB filed with the Commission on February 14, 2001 and incorporated herein by reference).

        4.5 Certificate of Amendment of Restated Certificate of Incorporation of the Registrant dated December 12, 2001.

        4.6    Amended and Restated Bylaws dated December 12, 2001.

        4.7 2001 Employee Stock Purchase Plan (included as Appendix B to Registrant's Schedule 14A filed with the Commission on November 13, 2001 and incorporated herein by reference).

        5.1    Opinion of Wilson Sonsini Goodrich & Rosati, PC.

       23.1    Consent of Wilson Sonsini Goodrich & Rosati, PC (contained in
               Exhibit 5.1).

       23.2    Consent of Independent Certified Public Accountants.

       24.1    Power of Attorney (see Signature Page).

ITEM 9. UNDERTAKINGS.

        (a) The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

               (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of the expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act, the Registrant, Raining Data Corporation, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, State of California, on December 14, 2001.

                                            RAINING DATA CORPORATION

                                            By: /s/ CARLTON H. BAAB
                                               ---------------------------------
                                               Carlton H. Baab
                                               President and Chief Executive
                                               Officer
                                               (Principal Executive Officer)


                                POWER OF ATTORNEY

        Know all persons by these presents, that each person whose signature appears below hereby constitutes and appoints Carlton H. Baab and Scott K. Anderson, Jr., and each one of them, acting individually and without the other, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this report on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, thereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes may do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the following persons in the capacities and on the dates indicated have signed this report on Form S-8, below on behalf of the registrant.

SIGNATURES                                    TITLE:                          DATE:
----------                                    -----                           ----

/s/ CARLTON H. BAAB                  President, Chief Executive          December 14, 2001
----------------------------            Officer and Director       ------------------------------
Carlton H. Baab                    (Principal Executive Officer)               (Date)




/s/ SCOTT K. ANDERSON, JR.           Vice President - Finance,           December 14, 2001
----------------------------          Treasurer and Secretary      ------------------------------
Scott K. Anderson, Jr.               (Principal Financial and                  (Date)
                                        Accounting Officer)


/s/ GEOFFREY P. WAGNER                     Director and                  December 14, 2001
-----------------------------          Chairman of the Board       -----------------------------
Geoffrey P. Wagner                                                            (Date)





                                             Director
-----------------------------                                      -----------------------------
Gerald F. Chew                                                                (Date)




                                             Director
-----------------------------                                      -----------------------------
Douglas G. Marshall                                                           (Date)




/s/ BRYCE J. BURNS                           Director                    December 14, 2001
-----------------------------                                      -----------------------------
Bryce J. Burns                                                                (Date)




/s/ BRYAN SPARKS                             Director                    December 14, 2001
-----------------------------                                      -----------------------------
Bryan Sparks                                                                  (Date)

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                             DOCUMENT
------                             --------

 4.1 Restated Certificate of Incorporation dated September 17, 1997 as amended and corrected of the Registrant (included as Exhibit 3.1 to the Registrant's Form 8-K filed with the Commission on June 16, 1998 and incorporated herein by reference).

 4.2 Certificate of Amendment of Certificate of Incorporation of the Registrant dated February 9, 1999 (included as Exhibit 3.2 to the
               Registrant's Form 10-KSB filed with the Commission on July 7,
               1999 and incorporated herein by reference).

 4.3           Certificate of Designation dated March 31, 1999 as corrected
               (included as Exhibit 3.1 to the Registrant's Form 8-K filed with the Commission on April 5, 1999 and incorporated herein by reference).

 4.4 Certificate of Amendment of Restated Certificate of Incorporation of the Registrant dated November 29, 2000 (included as Exhibit
               3.1 to the Registrant's Form 10-QSB filed with the Commission on February 14, 2001 and incorporated herein by reference).

 4.5 Certificate of Amendment of Restated Certificate of Incorporation of the Registrant dated December 12, 2001.

 4.6           Amended and Restated Bylaws dated December 12, 2001.

 4.7           2001 Employee Stock Purchase Plan (included as Appendix B to
               Registrant's Schedule 14A filed with the Commission on November
               13, 2001, and incorporated herein by reference).

 5.1           Opinion of Wilson Sonsini Goodrich & Rosati, PC.

23.1           Consent of Wilson Sonsini Goodrich & Rosati, PC (contained in
               Exhibit 5.1).

23.2           Consent of Independent Certified Public Accountants.

24.1           Power of Attorney (see Signature Page).